UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2023, the Nasdaq Listing Qualifications staff (the “Staff”) orally notified WiSA Technologies, Inc. (the “Company”) that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market (“Nasdaq”) to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Requirement”). The Company reported stockholders’ equity (deficit) of ($1,996,000) in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and, as a result, did not satisfy the Stockholders’ Equity Requirement pursuant to Listing Rule 5550(b)(1).

The Company believes that, as of the date of this Current Report on Form 8-K (this “Form 8-K”), it has regained compliance with the Stockholders’ Equity Requirement based upon the Company’s registered direct offering and concurrent private placement consummated in February 2023, as well as a reduction in warrant liabilities that occured subsequent to December 31, 2022. The Staff will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of the Company’s next periodic report the Company does not evidence compliance with Listing Rule 5550(b)(1), the Company may be subject to delisting.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to the Company’s compliance with the Stockholders’ Equity Requirement, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, volatility in the market price of the Company’s common stock, use of preliminary financial information subject to quarter end close procedures and further review, the Company’s ability to manage costs and execute on its operational and budget plans, risks related to general market, economic and other conditions, the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market, and those other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer